UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2011

BEFUT International Co., Ltd.
 (Exact name of registrant as specified in charter)

Nevada	0-51336	20-2777600
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

27th Floor, Liangjiu International Tower
No. 5, Heyi Street, Xigang District	116011
Dalian City, China	(Zip Code)
(Address of principal executive offices)

(011)-86-411-83678755
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 15, 2011, BEFUT International Co., Ltd. (the “Company”) issued a press release reporting financial results of the Company for the quarter ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

This information under this Item 2.02 and the Press Release attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Documents

99.1	Press Release, dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEFUT INTERNATIONAL CO., LTD.

Date: February 15, 2011	By:	/s/ Hongbo Cao
	Name:	Hongbo Cao
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated February 15, 2011